                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

           Filed by the Registrant /X/
           Filed by a Party other than the Registrant / /

           Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Exchange Act
           Rule 240.14a-11 or 14a-12

                                   e4L, INC.
-------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No Fee Required
/ /             Fee computed on table below per Exchange Act
                Rules 14(a)-6(i)(1)
                and 0-11.
           (1)  Title of each class of securities to which investment applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which investment
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of investment computed pursuant to Exchange Act Rule 0-11: (set forth
                the amount on which the filing fee is calculated and state how it was determined.)
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of investment:
                ----------------------------------------------------------
           (5)  Total Fee paid
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                   e4L, INC.
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                               December 16, 1999

DEAR FELLOW STOCKHOLDER:

    You are cordially invited to attend the annual meeting of stockholders (the "Stockholders' Meeting") of e4L, Inc. ("e4L") to be held on January 20, 2000 at 10:00 a.m., local time at the Radisson Valley Center Hotel, 15433 Ventura Boulevard, Sherman Oaks, California. This Stockholders' Meeting is being held in lieu of the annual meeting of stockholders previously scheduled for September 30, 1999 which was postponed.

    At the Stockholders' Meeting, you will be asked to consider and vote upon the election of five members of the Board of Directors. You will also be asked to consider and approve an amendment to the Company's 1991 Stock Option Plan increasing the number of shares of Common Stock available for awards thereunder by 500,000 shares. Last, you will be asked to consider and approve Ernst & Young LLP as e4L's independent auditors for the fiscal year ending March 31, 2000. Our Annual Report to Stockholders for the fiscal year ended March 31, 1999 accompanies this Proxy Statement.

    We look forward to seeing you at the Stockholders' Meeting and we strongly urge your favorable vote on the proposals in the Proxy Statement. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                          Sincerely,

                                          [SIG]

                                          Stephen C. Lehman

                                          Chairman of the Board
                                          and Chief Executive Officer
                                   e4L, INC.
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 2000

To the Stockholders of e4L, Inc. ("e4L" or the "Company"):

    The annual meeting of stockholders (the "Stockholders' Meeting") of e4L will be held on January 20, 2000, at 10:00 a.m., local time at the Radisson Valley Center Hotel, 15433 Ventura Boulevard, Sherman Oaks, California, for the following purposes:

    - To consider and vote upon the election of five members of the Board of Directors;

    - To consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock available for awards thereunder by 500,000 shares;

    - To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2000; and

    - To transact such other business as may properly come before the Stockholders' Meeting and any or all adjournments or postponements thereof.

    THE BOARD OF DIRECTORS OF e4L RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DIRECTORS NOMINATED HEREIN, FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN, AND FOR RATIFICATION OF ERNST & YOUNG LLP AS e4L'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

    The Board of Directors of e4L has fixed the close of business on December 10, 1999 as the record date for determining the stockholders entitled to receive notice of and to vote at the Stockholders' Meeting and at any and all adjournments or postponements thereof.

    Management welcomes your attendance at the Stockholders' Meeting. Whether or not you expect to attend the Stockholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the Stockholders' Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          DANIEL M. YUKELSON
                                          SECRETARY

Los Angeles, California
December 16, 1999

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
      AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE PAID RETURN ENVELOPE.

                               TABLE OF CONTENTS

VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES........      1

ADDITIONAL INFORMATION......................................      2

SOLICITATION OF PROXIES.....................................      2

PROPOSAL I

ELECTION OF DIRECTORS.......................................      4

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES.......      6

PROPOSAL II

APPROVAL OF AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION
  PLAN......................................................      8

PROPOSAL III

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.........     11

SECURITY OWNERSHIP OF MANAGEMENT............................     12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............     13

EXECUTIVE COMPENSATION......................................     14

COMPENSATION OF DIRECTORS...................................     20

REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEEOF THE
  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION..............     22

COMPARATIVE STOCK PERFORMANCE GRAPH.........................     25

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........     26

OTHER STOCKHOLDER MATTERS...................................     27

STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS FOR THE
  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS.............     27

OTHER BUSINESS..............................................     27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     27

INDEPENDENT AUDITORS........................................     28

ANNUAL REPORT TO STOCKHOLDERS...............................     28

                                   e4L, INC.
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    The enclosed proxy is solicited by the Board of Directors of e4L, Inc. ("e4L" or the "Company"), a Delaware corporation, for use at the annual meeting of stockholders (the "Stockholders' Meeting") of the Company to be held on January 20, 2000 at 10:00 a.m., local time, at the Radisson Valley Center Hotel, 15433 Ventura Boulevard, Sherman Oaks, California, or any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to the Company's stockholders on or about December 16, 1999.

              VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES

    The Company's Board of Directors has fixed the close of business on December 10, 1999 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Stockholders' Meeting. As of the Record Date there were (i) 37,031,346 shares of common stock, par value $.01 per share ("Common Stock") issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Stockholders' Meeting; (ii) 5,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") issued and outstanding, each of which is entitled to 14.8 votes per share as to all matters to be voted upon at the Stockholders' Meeting, except the election of the five Directors, as to which the holders of the Series B Preferred Stock shall have no voting rights; and (iii) 14,458.8 shares of Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock" and, together with the Series B Preferred Stock, collectively called the "Voting Preferred Stock"), each of which is entitled to 666 votes per share as to all matters to be voted upon at the Stockholders' Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock and the Voting Preferred Stock entitled to vote at the Stockholders' Meeting is necessary to constitute a quorum at the Stockholders' Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Stockholders' Meeting or any adjournments or postponements thereof.

    Shares of Common Stock and Voting Preferred Stock represented at the Stockholders' Meeting in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Stockholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

    Except with respect to the election of Directors, on all matters presented to the Company's stockholders for a vote at the Stockholders' Meeting, the Common Stock and the Voting Preferred Stock will vote as a single class. The holders of Common Stock do not have cumulative voting rights in connection with the election of Directors. All shares of Common Stock and Voting Preferred Stock which are entitled to vote and are represented at the Stockholders' Meeting by properly executed proxies received prior to or at the Stockholders' Meeting, and not revoked, will be voted at the Stockholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

    The Board of Directors does not intend to bring any matter before the Stockholders' Meeting other than the matters specifically referred to in the notice of the Stockholders' Meeting, nor does the Board of Directors know of any other matter which anyone else proposes to present for action at the Stockholders' Meeting. However, if any other matter is properly brought before the Stockholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Stockholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Stockholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of a vote at the Stockholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of a vote at the Stockholders' Meeting or (iii) attending the Stockholders' Meeting and voting in person (although attendance at the Stockholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to e4L, Inc., 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, Attention: Corporate Secretary, or hand delivered to the Secretary of e4L at or before the taking of the vote at the Stockholders' Meeting.

    Enclosed herewith are WHITE proxy card(s) for use by holders of the Company's Common Stock and/or WHITE proxy card(s) with a BLUE STRIPE for use by the holder of the Series B Preferred Stock and/or WHITE proxy card(s) with a GREEN STRIPE for use by the holders of the Series E Preferred Stock. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock or Voting Preferred Stock represented at the Stockholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein.

                             ADDITIONAL INFORMATION

    A copy of the Company's Annual Report for the fiscal year ended March 31, 1999 accompanies this Proxy Statement and the Company will furnish without charge to any stockholder, upon written or oral request, any other documents filed by the Company pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Requests for such documents should be addressed to Daniel M. Yukelson, Executive Vice President/Finance and Chief Financial Officer of e4L, Inc., 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, telephone number (818) 461-6400. Documents filed by the Company pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC's Web site (http://www.sec.gov).

                            SOLICITATION OF PROXIES

    All expenses of the Company's solicitation of proxies for the Stockholders' Meeting will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited from e4L stockholders by directors, officers and employees of e4L in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The

Company reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Stockholders' Meeting, should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The By-Laws of the Company provide that the Board of Directors shall be composed of three to eleven Directors, with such number to be fixed by the Board of Directors from time to time. The Board of Directors has currently fixed the number of Directors of the Company at five. Therefore, the Company is nominating five Directors for election at the Stockholders' Meeting. Each of the five Directors to be elected at the Stockholders' Meeting will be elected by the holders of the Common Stock and Voting Preferred Stock, with the exception of the Series B Preferred Stock, which has no voting rights with respect to the election of Directors.

    Set forth below is certain information with respect to the persons nominated for election by the Board of Directors. With respect to each such person, such information includes his age, the period, if any, during which he has served as a Director of the Company and his principal occupation and employment during at least the past five years. All nominees are currently Directors of the Company. Unless otherwise specified on the enclosed proxy card, each proxy received from the holders of shares of Common Stock and Voting Preferred Stock entitled to vote will be voted for the election as Directors of the five nominees named below as nominees to serve until the next annual meeting of stockholders and until a successor in office shall be duly elected and qualified. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

                           VOTE REQUIRED FOR APPROVAL

    The five Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES
                                 LISTED BELOW.

    The following persons have been nominated for election as Directors:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

NAME                                                            DESCRIPTION
----                                                            -----------

Stuart D. Buchalter (1)(2).............  Stuart D. Buchalter, age 61, has been Of Counsel with the
                                         California law firm of Buchalter, Nemer, Fields & Younger, a Professional Corporation since August 1980. From August
                                         1980 to June 1993, he served as Chairman of the Board of
                                         Directors and Chief Executive Officer of Standard Brands
                                         Paint Company, Inc. ("Standard Brands"), a paint retailer
                                         and manufacturer. Mr. Buchalter completed his
                                         undergraduate studies at the University of California at
                                         Berkeley, and earned an LLB at Harvard University Law
                                         School. Mr. Buchalter is a director of Authentic Fitness
                                         Corp., an athletic apparel manufacturer, Earl Scheib,
                                         Inc., an automotive painting company, Faroudja, Inc., a
                                         television image enhancement company, and City National
                                         Corp., the holding company for City National Bank. He is
                                         also Vice-Chairman of the Board of Trustees of Otis
                                         College of Art and Design. He has served as a Director of
                                         e4L since October 1998.

Stephen C. Lehman (1)..................  Stephen C. Lehman, age 47, has served as Chief Executive
                                         Officer and Chairman of the Board of Directors of e4L
                                         since October 1998. From August 1998 until October 1998,
                                         Mr. Lehman was Acting Chief Executive Officer of e4L.
                                         Prior thereto, from its formation in January 1987 until
                                         August 1998, Mr. Lehman served as President, Chief
                                         Executive Officer and Chairman of the Board of Premiere.
                                         From 1984 to 1987, Mr. Lehman was President of Stephen
                                         Lehman Productions, a radio syndication company, while
                                         also serving as an on-air personality at KIIS-AM and
                                         FM/Los Angeles. From 1982 to 1984, he specialized in
                                         building radio networks for independent radio syndicates.
                                         From 1980 to 1981, Mr. Lehman was National Sales Manager
                                         for Innerview Radio Networks. From 1976 to 1980, Mr.
                                         Lehman was president of a promotional advertising agency.
                                         Mr. Lehman graduated cum laude from the University of
                                         Nevada at Las Vegas, with a degree in Communications. Mr.
                                         Lehman is also a Director of Video City, Inc, a video
                                         retailer. Mr. Lehman has served as a Director of e4L since
                                         August 1998.
David E. Salzman (2)(3)................  David E. Salzman, age 55, has served as Co-Chief Executive
                                         Officer of Quincy Jones-David Salzman Entertainment, a
                                         television, motion picture, music and interactive content
                                         joint venture with Time-Warner Entertainment, since its
                                         formation in 1993. Mr. Salzman has also served as Chief
                                         Executive Officer of David Salzman Enterprises, a
                                         television, film, live events and new media content
                                         producer, since June 1998. Mr. Salzman was a Director of
                                         Premiere from July 1995 to April 1997 and a Director of
                                         Lorimar Telepictures from April 1986 to January 1989. Mr.
                                         Salzman holds a bachelor of arts degree from Brooklyn
                                         College and a masters degree from Wayne State University.
                                         He has served as a Director of e4L since October 1998.

Andrew M. Schuon (2)(3)................  Andrew M. Schuon, age 35, has served as Executive Vice
                                         President/General Manager of Warner Bros. Records, a
                                         division of Time Warner Entertainment, Inc., since March
                                         1998. He served as Executive Vice President of Programming for MTV Music Television, a unit of Viacom, Inc. ("MTV")
                                         from November 1995 through May 1998. From May 1992 until
                                         November 1995, Mr. Schuon served in various capacities at
                                         MTV, starting as Vice President/Music, Programming and
                                         Promotion. From 1989 until 1992, Mr. Schuon served as the
                                         program director of radio station KROQ-FM in Los Angeles,
                                         California. Mr. Schuon attended the University of Nevada.
                                         Mr. Schuon was a Director of Premiere from January 1997
                                         until July 1997 and is currently a Director of Hot Topic,
                                         Inc. and FTM Media, Inc. He has served as a Director of
                                         e4L since August 1998.

Eric R. Weiss (1)......................  Eric R. Weiss, age 41, has served as Vice Chairman and
                                         Chief Operating Officer of e4L since October 1998. Prior
                                         thereto, Mr. Weiss served as a Director of Premiere from
                                         January 1997 until August 1997. During 1996, Mr. Weiss
                                         served as Chairman and Chief Executive Officer of After
                                         MidNite Entertainment, Inc, a privately held producer and
                                         distributor of network radio programs and services. From
                                         1986 until 1995, Mr. Weiss served as an executive officer
                                         of Westwood One, Inc., a producer and distributor of
                                         network radio programs and services serving as Executive
                                         Vice President and Vice President/Business and Legal
                                         Affairs. Mr. Weiss completed his undergraduate studies at
                                         Rutgers University where he was elected Phi Beta Kappa and graduated with honors. Mr. Weiss received his Juris
                                         Doctorate from George Washington University's National Law
                                         Center. Mr. Weiss has served as a Director of e4L since
                                         August 1998.

------------------------

(1) Member of the Executive Committee.

(2) Member of the Audit Committee.

(3) Member of the Compensation/Stock Option Committee.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. During the fiscal year ended March 31, 1999, there were 11 meetings of the Board of Directors and one action by unanimous written consent as permitted by Delaware law. All nominees attended at least 75% of the meetings held during their terms as Directors. e4L's Board of Directors has, among others, an Executive Committee, an Audit Committee and a Compensation/Stock Option Committee. Each such committees met at least once during the fiscal year ended March 31, 1999. All committee members attended at least 75% of all committee meetings held during their terms as members of such committees.

    EXECUTIVE COMMITTEE.  The Executive Committee was constituted in
October 1998 and is composed of Messrs. Lehman (Chairperson), Weiss and Buchalter. This Committee has general responsibility and authority to manage the operations and affairs of e4L between meetings of the full Board of Directors, subject to direction and oversight by the Board of Directors. The Executive Committee met once during the year ended March 31, 1999.

    AUDIT COMMITTEE. The Audit Committee is currently composed of three non-employee Directors. The current members of the Audit Committee are Messrs. Buchalter, Schuon (Chairperson) and Salzman. This committee meets with e4L's independent public accountants to review the scope and results of auditing procedures and e4L's accounting policies and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in e4L's financial reporting. The Audit Committee met once during the year ended March 31, 1999 and also took action by unanimous written consent on two occasions.

    COMPENSATION/STOCK OPTION COMMITTEE. The Compensation/Stock Option Committee is composed of two non-employee Directors. The current members of the Compensation/Stock Option Committee are Messrs. Salzman and Schuon. The Compensation/Stock Option Committee determines and reviews executive compensation matters, including the compensation of e4L's Chief Executive Officer, and administers the terms and provisions of e4L's stock option plans. The Compensation/Stock Option Committee met four times during the year ended March 31, 1999.

                               EXECUTIVE OFFICERS

    Set forth below is information regarding the executive officers of e4L who are not nominees for the Board of Directors.

Daniel M. Yukelson........................  Daniel M. Yukelson, age 37, has served as Executive Vice
                                            President/Finance and Chief Financial Officer, and
                                            Secretary of e4L since October 1998. Since November
                                            1996, Mr. Yukelson has served as Senior Vice
                                            President/Finance and Chief Financial Officer and
                                            Secretary of Premiere. From June 1995 until November
                                            1996, Mr. Yukelson served as Vice President and Chief
                                            Financial Officer of Premiere. From December 1993 until
                                            June 1995, Mr. Yukelson served as Assistant Vice
                                            President and Controller of Wherehouse Entertainment,
                                            Inc. and during 1993 he served as Vice President/Finance
                                            and Chief Financial Officer of Standard Brands. Prior
                                            thereto, from 1985 to 1993, Mr. Yukelson served in
                                            various positions with Ernst & Young LLP, e4L's
                                            independent auditors, last serving as a Senior Manager
                                            in the Restructuring and Reorganization Practice. Mr.
                                            Yukelson earned his undergraduate degree in business
                                            administration at the California State University at
                                            Northridge. He is a Certified Public Accountant.

Anthony M. Vercillo.......................  Anthony M. Vercillo, age 43, has served as Executive
                                            Vice President, Global Operations of e4L since May 1999.
                                            From November 1998 until May 1999, Mr. Vercillo served
                                            as Senior Vice President, Global Operations of e4L.
                                            Prior thereto, from August 1998 until November 1998, Mr.
                                            Vercillo served as a consultant to senior management of
                                            e4L. Prior to joining e4L, from January 1991 until
                                            November 1998, Mr. Vercillo was President and Chief
                                            Executive Officer of IFMC, Inc., a management consulting
                                            firm. Mr. Vercillo earned his undergraduate degree at
                                            Caldwell University and his masters in business
                                            administration at United States International
                                            University.

                                  PROPOSAL II
         APPROVAL OF AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN

    At the Stockholders' Meeting, there will be presented to the stockholders a proposal increasing the number of shares covered by the 1991 Stock Option Plan, as heretofore amended (the "1991 Option Plan"), by 500,000 shares. Previously, stockholders have approved a total of 7,365,000 shares of Common Stock for issuance under the 1991 Option Plan.

    The Board of Directors has amended the 1991 Option Plan, subject to stockholder approval, to provide for an additional 500,000 shares of Common Stock. The Board of Directors believes that the 1991 Option Plan has played a key role in assisting the Company in the recruitment, retention and motivation of employees, directors and independent contractors who are in a position to make contributions to the Company's progress. The 1991 Option Plan offers significant incentives to the employees, directors and independent contractors of the Company by enabling such individuals to acquire e4L's Common Stock thereby increasing their proprietary interest in the growth and success of the Company. The Board of Directors has determined that appropriate incentives, such as those available pursuant to the 1991 Option Plan, benefit the Company and, therefore increase the value of the Company for the benefit of all of its stockholders. While it is expected that a modest number of shares of Common Stock will become available to the Company due to forfeiture, the Board of Directors believes that the existing shares of Common Stock available for awards under the 1991 Option Plan are insufficient to meet the corporate goals of the Company.

    As of November 30, 1999, the Company had only approximately 1,063,481 shares of Common Stock available for awards under the 1991 Option Plan. The total proposed increase in the 1991 Option Plan's authorized share reserve is for 500,000 shares, which is less than 2.0% of the total number of shares of e4L Common Stock currently outstanding.

    This amendment will not be effective unless and until stockholder approval is obtained, and will not change the 1991 Option Plan except as stated above.

   SUMMARY DESCRIPTION OF THE 1991 OPTION PLAN, AS IT APPLIES TO PROPOSAL II.

    In July 1996 the Board adopted and the stockholders of the Company approved the most recent amendments to the Company's 1991 Option Plan. As in effect, the 1991 Option Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("NQSOs") (ISOs and NQSOs, collectively, the "Stock Options"), restricted stock, and stock appreciation rights ("SARs"). Effective July 15, 1999, the Board of Directors adopted a further amendment and restatement to the 1991 Option Plan, subject to receipt of stockholder approval at the Stockholders' Meeting. The 1991 Option Plan as adopted by the Board of Directors is set forth as Annex A to this Proxy Statement. The description of the 1991 Option Plan contained herein is qualified in its entirety by reference to such Annex A.

    GENERAL. Employees eligible for participation in the 1991 Option Plan include key employees, independent contractors and consultants who perform services for the Company or a subsidiary company, and non-employee directors ("Eligible Participants"). Only Eligible Participants who are officers or other employees of the Company or a subsidiary company are eligible to receive ISOs. All Eligible Participants are eligible to receive NQSOs, restricted stock and SARs. No Eligible Participant may be granted Stock Options for more than 1,000,000 shares in any one taxable year of the Company. Under the terms of the current 1991 Option Plan, options to purchase 7,365,000 shares of Common Stock are available for issuance. Approval of the proposed amendment to the 1991 Option Plan would increase the maximum number of shares of Common Stock that would be issuable under the 1991 Option Plan by an additional 500,000 shares to 7,865,000 shares.

    ADMINISTRATION. The 1991 Option Plan is administered by a committee (the "Committee") of the Board of Directors consisting of not less than two persons who are "disinterested persons" under Rule 16b-3 of the Exchange Act and "outside directors" under Section 162(m) of the Code. The Committee has full power to administer and interpret the 1991 Option Plan. The Company's Compensation Committee serves as the "Committee" for the 1991 Option Plan.

    THE SHARES. Each of the Stock Options will be granted for a term of ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment or other relationship with the Company. The Stock Options are subject to vesting, which commences on the date of grant and ends on the date or dates determined by the Committee. In the event of a change of control, as defined in the 1991 Option Plan, all options granted become immediately vested and exercisable. The Stock Options are not assignable or otherwise transferrable except by will or the laws of descent and distribution and, if permitted under Rule 16b-3 of the Exchange Act and the Committee, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA. The exercise price of the Stock Option is payable in cash, or, with the consent of the Committee, by delivering shares of Common Stock already owned by the optionee, by a combination of cash and shares, or by delivering a note approved by the Committee at the time of grant. Shares subject to Stock Options granted under the 1991 Option Plan which lapse or terminate may again be granted under the 1991 Option Plan. The Committee may offer to exchange new options for existing options, with the shares subject to the existing options being again available for grant under the 1991 Option Plan.

    AMENDMENTS. The Committee has the full authority to amend the 1991 Option Plan, except that stockholder approval is required to (i) increase the number of shares available for the 1991 Option Plan, (ii) materially increase the benefits accruing to optionees, (iii) materially modify the eligibility requirements for options granted under the 1991 Option Plan, (iv) increase the number of shares for which any optionee may be granted Stock Options, or (v) modify the provisions for determining fair market value under the 1991 Option Plan. The 1991 Option Plan terminates on July 15, 2009, the tenth anniversary of its effective date.

    FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences of an optionee's participation in the 1991 Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to Stock Options.

    The tax consequences of a Stock Option depend on whether the Stock Option is an ISO or a NQSO. An optionee will not recognize income at the time of a grant or exercise of an ISO and the Company may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the stock will be included in alternative minimum tax income. The optionee has a taxable event only upon a later sale or disposition of the stock acquired pursuant to the exercise of the ISO. The tax treatment of the disposition of the stock will depend on when the optionee disposes of the stock. An optionee who disposes of stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant will recognize ordinary income equal to the difference between the ISO's exercise price and the lesser of the fair market value of the stock on the date of exercise or the date of disposition and capital gain to the extent that the amount received on disposition exceeds such fair market value on the date of exercise. To the extent that an optionee recognizes ordinary income pursuant to the preceding sentence, the Company is allowed a deduction for federal income tax purposes in like amount in the year of disposition. An optionee who disposes of stock after a date that is both two years after the grant and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the adjusted basis in the stock.

    A different set of rules govern NQSOs. There are no federal income tax consequences to the optionee or the Company upon the grant of NQSOs. Upon exercise of a NQSO, the optionee will recognize ordinary income in the amount by which the fair market value of the Stock Option exceeds the exercise price of the Stock Option. The Company is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of NQSOs. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin at the time the optionee recognizes ordinary income. If, at the time of issuance of the option shares, the optionee is subject to the restrictions of Section 16(b) of the Exchange Act, then the optionee generally will recognize ordinary income as of the later of (i) the date of exercise, or (ii) the expiration of six months from the date of option grant, based upon the difference between the fair market value of the option shares at such time and the exercise price.

    SECTION 162(M). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration would include amounts received upon the exercise of Stock Options granted after February 17, 1993. An exception does exist, however, for "performance-based" remuneration, including amounts received upon the exercise of Stock Options pursuant to a plan approved by stockholders that meets certain requirements. The Option Plan is intended to make option grants thereunder meet the requirements of "performance-based" remuneration.

                           VOTE REQUIRED FOR APPROVAL

    The proposal to approve the issuance and grants of up to 500,000 additional shares of Common Stock under the 1991 Option Plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the Stockholders' Meeting for its approval. Abstentions may be specified on the proxy and will be considered present at the Stockholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Stockholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal II.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL II.

                                  PROPOSAL III
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has, subject to the ratification by the stockholders, appointed Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 2000. Ernst & Young LLP has audited the financial statements of the Company for each of the seven fiscal years ended March 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Stockholders' Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from those attending the Stockholders' Meeting.

                           VOTE REQUIRED FOR APPROVAL

    The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of the majority of shares present in person or represented by proxy at the Stockholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Stockholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Stockholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal III.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL III.

                        SECURITY OWNERSHIP OF MANAGEMENT

    On November 30, 1999, there were outstanding and entitled to vote approximately 35,678,713 shares of Common Stock, 5,000 shares of Series B Preferred Stock (each share of which is entitled to 14.8 votes on all non-election matters), and 16,302.3 shares of Series E Preferred Stock (each share of which is entitled to 666 votes on all matters). The following table sets forth certain information at November 30, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each of the members of the Board of Directors, (ii) each executive officer of e4L and (iii) all Directors and executive officers of e4L as a group. The address for each person listed in the following table is 15821 Ventura Boulevard, 5(th) Floor, Los Angeles, California, 91436.

                        NUMBER OF ISSUED AND OUTSTANDING
                             SHARES OF STOCK OWNED

                                                TOTAL NUMBER OF SHARES    PERCENT OF COMMON     PERCENT OF
                                                   OF COMMON STOCK        STOCK BENEFICIALLY   TOTAL VOTING
NAME                                           BENEFICIALLY OWNED(2)(3)      OWNED(4)(5)       POWER(4)(6)
----                                           ------------------------   ------------------   ------------
Stephen C. Lehman............................           5,098,093                12.5%              9.9%
Eric R. Weiss (7)............................           1,797,399                 4.8%              3.7%
Daniel M. Yukelson...........................             583,156                 1.6%              1.2%
Stuart D. Buchalter..........................              10,000                   *                 *
David E. Salzman.............................             677,073                 1.9%              1.4%
Andrew M. Schuon.............................              51,623                   *                 *
Anthony M. Vercillo..........................              38,333                   *                 *
All executive officers and Directors as a
  group
  (7 persons)................................           8,255,677                18.9%             15.1%

------------------------

* Less than 1%.

(1) To e4L's knowledge, except as noted below, each Director and executive officer listed above has sole voting and investment power (with his spouse, in certain circumstances) with respect to all shares indicated as beneficially owned by such Director or executive officer.

(2) Includes shares which may be acquired upon the exercise of immediately exercisable outstanding employee stock options in accordance with Rule 13d-3 under the Exchange Act as follows: Mr. Lehman: 125,000;
    Mr. Weiss: 62,500; Mr. Yukelson: 25,000; Mr. Buchalter: 5,000; Mr. Salzman:
    10,000; Mr. Schuon: 5,000; and Mr. Vercillo: 8,333.

(3) Includes shares which may be acquired upon the exercise of immediately exercisable warrants in accordance with Rule 13d-3 under the Exchange Act as follows: Mr. Lehman: 2,010,641; Mr. Weiss: 494,017; Mr. Yukelson: 311,303;
    Mr. Salzman: 27,010; Mr. Schuon: 1,768; and Mr. Vercillo: 25,000.

(4) All percentages are rounded to the nearest tenth of a percent.

(5) Based on 35,678,713 shares issued and outstanding as of November 30, 1999, as determined in accordance with Rule 13d-3.

(6) Based on 46,620,979 shares issued and outstanding as of November 30, 1999, including all shares of Common Stock owned and all shares of Common Stock issuable upon conversion of Series B Preferred Stock and Series E Preferred Stock owned, but not including options to purchase Common Stock or warrants exercisable into Common Stock.

(7) Includes shares of Common Stock held by the Eric R. Weiss Charitable Remainder Trust.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information at November 30, 1999 with respect to each person, known by e4L to beneficially own more than 5% of the Common Stock as determined in accordance with Rule 13d-3. The information set forth below is derived, without independent investigation on the part of e4L, from the most recent filings made by such persons on Schedule 13D and
Schedule 13G pursuant to Rule 13d-3. Capital Ventures International owns shares of Series D Convertible Preferred Stock and warrants which may, in certain circumstances, be converted into or exercised for a number of shares of Common Stock in excess of 4.9% of the number of outstanding shares of Common Stock.

                                                                   TOTAL NUMBER          PERCENT
                                                                   OF SHARES OF        COMMON STOCK    PERCENT OF
                                        COMMON     PREFERRED       COMMON STOCK        BENEFICIALLY   TOTAL VOTING
                                       STOCK(2)      STOCK     BENEFICIALLY OWNED(3)   OWNED(4)(5)    POWER(4)(6)
                                       ---------   ---------   ---------------------   ------------   ------------
Gruber & McBaine Capital
Management, L.L.C. (7)...............     88,401    2,633.1          2,079,903             5.5%            4.3%
  Attention: Jon D. Gruber
  Lagunitas Partners, L.P.
  GMJ Investments, L.P.
  50 Osgood Place Penthouse
  San Francisco, California 94133
Jacor Communications Company (8).....  3,672,138    6,971.0          8,319,472            18.9%           15.1%
  50 East River Center Boulevard,
  12th Floor
  Covington, Kentucky 41011
Safeguard Scientifics, Inc. (9)......  3,672,260         --          3,672,260             9.5%            7.4%
  800 The Safeguard Building
  435 Devon Park Drive
  Wayne, Pennsylvania 19087

------------------------

(1) To e4L's knowledge, except as otherwise indicated in the footnotes to this table, each of the persons named in this table has sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by such person.

(2) In accordance with Rule 13d-3, includes shares which may be acquired upon the exercise of immediately exercisable outstanding stock options and warrants and upon conversion of Series D Preferred Stock.

(3) In accordance with Rule 13d-3, includes shares of Common Stock issuable upon the conversion of Series B Preferred Stock and Series E Preferred Stock.

(4) All percentages are rounded to the nearest tenth of a percent.

(5) Based on 35,678,713 shares issued and outstanding as of November 30, 1999, as determined in accordance with Rule 13d-3.

(6) Based on 46,620,979 shares issued and outstanding as of November 30, 1999, which assumes conversion of all outstanding shares of Voting Preferred Stock, as determined in accordance with Rule 13d-3.

(7) Based on information contained in Schedule 13D dated November 3, 1998. Gruber and McBaine Capital Management, L.L.C. (the "LLC") is an investment adviser. Messrs. Gruber & McBaine are the managers of the LLC. Lagunitas Partners, L.P. and GMJ Investments, L.P. are investment limited partnerships. LLC is the general partner of the investment limited partnerships.

(8) Based on information contained in a Schedule 13D dated November 2, 1998. Jacor Communications Company is an indirect, wholly-owned subsidiary of Clear Channel Communications, Inc.

(9) Based on information contained in a Schedule 13G dated November 18, 1998 filed by Safeguard Scientifics, Inc. ("Safeguard") on December 31, 1998. All shares listed as beneficially owned by Safeguard are held in the name of Safeguard Scientifics (Delaware), Inc. ("SSD"). SSD is a wholly owned subsidiary of Safeguard. Safeguard and SSD each have shared voting and investment power with respect to such shares.

                             EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation received by (i) Stephen C. Lehman, Chairman of the Board of Directors and Chief Executive Officer of e4L,
(ii) Robert N. Verratti, the former Chief Executive Officer of e4L, and
(iv) John W. Kirby, the former President of e4L, and (iii) the other two most highly compensated executive officers of e4L who were executive officers of e4L as of March 31, 1999 for each of the fiscal years ended March 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                   ANNUAL COMPENSATION                          COMPENSATION
                                     ------------------------------------------------   ----------------------------
                                                                           OTHER        SECURITIES         ALL
                                      FISCAL                              ANNUAL        UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION            YEAR      SALARY    BONUS(1)   COMPENSATION(2)    OPTIONS     COMPENSATION(3)
---------------------------          --------   --------   --------   ---------------   ----------   ---------------

Stephen C. Lehman(4)(5)............    1999     $272,917         0         $1,250         125,000               0
Chairman of the Board and Chief
Executive Officer

Robert N. Verratti(6)..............    1999     $150,000         0          4,200               0               0
Former Chief Executive Officer         1998     $247,860         0         $9,000         700,000               0

John W. Kirby(7)...................    1999     $325,000   $75,000         $9,600               0        $194,566
Former President                       1998     $312,500   $37,500         $9,600         300,000        $  7,840
                                       1997     $300,000         0         $7,200          30,000        $ 32,255

Eric R. Weiss(4)(8)................    1999     $223,476         0         $1,250          62,500               0
Vice Chairman of the Board and
Chief Operating Officer

Daniel M. Yukelson(4)(9)...........    1999     $130,641         0         $1,250          25,000               0
Executive Vice President/Finance
and Chief Financial Office, and
Secretary

------------------------

(1) Bonuses (which consist of cash payments) have been included in the year earned, portions of which were actually paid in the following fiscal year.

(2) Automobile allowance.

(3) Amounts for fiscal year 1999 consist of: a payment by e4L of $3,380 on behalf of Mr. Kirby on account of supplemental life insurance premiums and the forgiveness of $191,186 of debt owed by Mr. Kirby to e4L. Amounts for fiscal year 1998 consist of: a payment by e4L of $7,840 on behalf of Mr. Kirby on account of supplemental life insurance premiums. Amounts for fiscal year 1997 consist of a payment by e4L of $5,530 on behalf of Mr. Kirby on account of supplemental life insurance premiums, $25,000 on behalf of Mr. Kirby for moving expenses and $1,725 for Mr. Kirby's use of a company automobile.

(4) From August 11, 1998 until February 28, 1999, Messrs. Lehman, Weiss and Yukelson were compensated pursuant to a Consulting Agreement between e4L and TMC. Pursuant to the terms of the Consulting Agreement, TMC received $80,000 per month, a five-year option to purchase up to 212,500 shares of Common Stock at an exercise price of $1.32 per share and warrants to purchase up to 3,762,500 shares of Common Stock at exercise prices ranging from $1.32 per share to $3.00 per share. Pursuant to the Consulting Agreement, Messrs. Lehman, Weiss and Yukelson received $231,250, $190,184 and $111,891, respectively.

(5) Mr. Lehman was appointed acting Chief Executive Officer in August 1998 and Chairman of the Board of Directors and Chief Executive Officer in
    October 1998.

(6) Mr. Verratti joined e4L in May 1997 and served as e4L's Chief Executive Officer until August 1998, at which time Stephen C. Lehman was named acting Chief Executive Officer of e4L. In connection with Mr. Verratti's waiver of certain rights to severance, options to purchase 450,000 shares of Common Stock were repriced from $4.75 per share to $2.00 per share and the exercisability of options to purchase 700,000 shares of Common Stock was extended for one additional year to three years from the date of the termination of Mr. Verratti's employment with e4L in October 1998.

(7) Mr. Kirby resigned as President and as a member of the Board of Directors effective November 5, 1999.

(8) Mr. Weiss was appointed Vice Chairman of the Board of Directors and Chief Operating Officer in October 1998.

(9) Mr. Yukelson was appointed Executive Vice President/Finance and Chief Financial Officer, and Secretary in October 1998.

     EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

CONSULTING AGREEMENT WITH TEMPORARY MEDIA CO., LLC

    Pursuant to a Consulting Agreement, e4L engaged Temporary Media Co., LLC ("TMC") for the period commencing August 11, 1998 to provide executive management consulting services to e4L. Consulting services were provided by current executive officers Messrs. Lehman, Weiss and Yukelson. The Consulting Agreement was terminated on February 28, 1999 in connection with the execution of employment agreements by each of Messrs. Lehman, Weiss and Yukelson. Under the terms of the Consulting Agreement, effective as of the execution of the Consulting Agreement on August 11, 1998, Mr. Lehman was designated Acting Chief Executive Officer of e4L, with the duties, responsibilities and authority associated with that office. As compensation for the consulting services pursuant to the Consulting Agreement, e4L paid TMC the sum of $80,000 per month and granted to TMC (i.) a five-year option to purchase up to 212,500 shares of Common Stock, subject to certain vesting requirements, at an exercise price of $1.32 per share; and (ii.) warrants to purchase up to 3,762,500 shares of Common Stock, at exercise prices ranging from $1.32 per share to $3.00 per share. 1,000,000 of the TMC Warrants were to be utilized to retain and attract personnel to e4L and neither TMC nor its affiliates are permitted to exercise such warrants.

    e4L reimbursed TMC for reasonable and actual out-of-pocket business expenses incurred by TMC in performance of its responsibilities under the Consulting Agreement. e4L also indemnified TMC against all losses, claims, damages, liabilities and expenses to which TMC may have become liable arising out of TMC's acting for e4L pursuant to the Consulting Agreement, provided that e4L would not be held liable to the extent any loss, claimed damage, liability or expense is found to have resulted from TMC's gross negligence, bad faith, material breach of the Consulting Agreement, actions outside the scope of the authority granted to TMC or in contravention of specific instructions from the Board of Directors.

STEPHEN C. LEHMAN, CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE
  OFFICER.

    In addition to the compensation Mr. Lehman received pursuant to the Consulting Agreement described above, Mr. Lehman is currently compensated pursuant to an Employment Agreement entered into with e4L. On January 29, 1999, e4L entered into an Employment Agreement with Mr. Lehman pursuant to which Mr. Lehman serves as Chairman of the Board and Chief Executive Officer of e4L from March 1, 1999 through October 22, 2001 at an annual minimum base salary of

$500,000. In addition to the base salary payable pursuant to the Employment Agreement, provided e4L is profitable on an Earnings before depreciation, amortization, income taxes and interest expense ("EBITDA") basis, Mr. Lehman is entitled to receive a bonus in an amount to be determined by the Compensation Committee of the Board of Directors or the Board of Directors. Effective November 1, 1999, Mr. Lehman voluntarily reduced his base salary to $275,000 per annum. The Compensation Committee intends to grant options to Mr. Lehman in consideration of his salary reduction.

    Mr. Lehman is also entitled to participate in all group medical and dental, hospitalization, health and accident, group life, travel, disability or similar plans or programs of e4L, and 401(k) and stock purchase programs and any other programs that e4L provides to other executives of e4L. Mr. Lehman is also entitled to certain fringe benefits, including personal financial and legal counseling, not to exceed the sum of $10,000 annually, and an automobile allowance of $15,000 per annum. Pursuant to the Employment Agreement, Mr. Lehman is eligible to participate in e4L's qualified and non-qualified stock option plan(s). To the extent that Mr. Lehman is granted stock options, such stock options shall have an exercise price equal to the closing price of e4L's Common Stock on the date of grant, be exercisable for ten years, and vest on a schedule to be determined by the Compensation Committee of the Board of Directors or the Board of Directors, but in no event shall such vesting period be more than three years.

    In the event of a Constructive Termination of the Employment Agreement (as defined in the Employment Agreement), e4L will be required to pay Mr. Lehman
2.99 times Mr. Lehman's base salary in effect on the date of such Constructive Termination. If Mr. Lehman's employment is terminated either by Mr. Lehman's voluntary action or "For Cause" (as defined in the Employment Agreement), e4L will pay Mr. Lehman's base salary that has accrued as of the date of termination, in addition to any bonus owed and accrued vacation pay. In the event of a Change of Control (as defined in the Employment Agreement), and if either (i.) the Change of Control results in the termination of Mr. Lehman's employment during the first 180 days after such Change of Control, or (ii.) following a Change of Control, e4L or any successor to e4L fails to assume, in writing, all obligations of e4L to perform the Employment Agreement, e4L shall pay Mr. Lehman 2.99 times Mr. Lehman's base salary in effect at the time of such Change of Control. In the event Mr. Lehman's employment is terminated as a result of a Change of Control or Constructive Termination, and the aggregate of all payments or benefits made or provided to Mr. Lehman under the Employment Agreement constitute a Parachute Payment (as defined by the Internal Revenue Code of 1986, as amended), e4L shall pay to Mr. Lehman an additional amount equal to 100% of the Excise Tax (as defined in the Employment Agreement) on the Parachute Payment.

    Pursuant to the Employment Agreement, e4L has agreed to indemnify
Mr. Lehman to the maximum extent permitted by law and to pay Mr. Lehman's expenses (including legal fees) in respect of Mr. Lehman's right to indemnification under the Employment Agreement, subject to a later determination as to Mr. Lehman's ultimate right to receive such payment.

ROBERT N. VERRATTI, FORMER CHIEF EXECUTIVE OFFICER.

    In January 1998, e4L entered into an amended and restated employment agreement with Mr. Verratti pursuant to which Mr. Verratti was employed as Chief Executive Officer of e4L, at an annual minimum salary of $200,000. In
October 1998, following consummation of the Transaction, Mr. Verratti's employment with e4L was terminated. During Mr. Verratti's tenure with e4L, Mr. Verratti was entitled to participate in e4L's Management Incentive Plan and its other executive compensation programs. e4L also maintained $1,000,000 of insurance for Mr. Verratti, which was payable to the beneficiaries designated by Mr. Verratti. Mr. Verratti also received an automobile allowance. Pursuant to Mr. Verratti's original employment agreement with e4L, Mr. Verratti was granted options to purchase 700,000 shares of Common Stock at an exercise price of $4.75 per share.

    Under the terms of Mr. Verratti's employment agreement, upon consummation of the Transaction, Mr. Verratti could have elected to receive a cash payment in the amount of $600,000. In August 1998, Mr. Verratti agreed to waive the benefit of such provision and to relinquish the position of Chief Executive Officer to Mr. Lehman pending consummation of the Transaction. In exchange for such waiver and Mr. Verratti's agreement to terminate his employment with e4L upon consummation of the Transaction, 450,000 options to purchase Common Stock at an exercise price of $4.75 per share held by Mr. Verratti were repriced at $2.00 per share and the term of 700,000 stock options was extended for one additional year to three years from the date of termination of his employment with e4L.

ERIC R. WEISS, VICE CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF OPERATING
  OFFICER.

    In addition to the compensation Mr. Weiss received pursuant to the Consulting Agreement described above, Mr. Weiss is currently compensated pursuant to an Employment Agreement. On January 29, 1999, e4L entered into an Employment Agreement with Mr. Weiss pursuant to which Mr. Weiss serves as Vice Chairman of the Board of Directors and Chief Operating Officer of e4L from March 15, 1999 through October 22, 2001 at an annual minimum base salary of $387,000. In addition to the base salary payable pursuant to the Employment Agreement, provided e4L is profitable on an EBITDA basis, Mr. Weiss is entitled to receive a bonus in an amount to be determined by the Compensation Committee of the Board of Directors or the Board of Directors. The Compensation Committee intends to grant options to Mr. Weiss in consideration of his salary reduction.

    Mr. Weiss is also entitled to participate in all group medical and dental, hospitalization, health and accident, group life, travel, disability or similar plans or programs of e4L, and 401(k) and stock purchase programs and any other programs that e4L provides to other executives of e4L. Mr. Weiss is also entitled to certain fringe benefits, including personal financial and legal counseling, not to exceed the sum of $10,000 annually, and an automobile allowance of $15,000 per annum. Pursuant to the Employment Agreement, Mr. Weiss is eligible to participate in e4L's qualified and non-qualified stock option plan(s). To the extent that Mr. Weiss is granted stock options, such stock options shall have an exercise price equal to the closing price of e4L's Common Stock on the date of grant, be exercisable for ten years, and vest on a schedule to be determined by the Compensation Committee of the Board of Directors or the Board of Directors, but in no event shall such vesting period be more than three years.

    In the event of a Constructive Termination of the Employment Agreement (as defined in the Employment Agreement), e4L will be required to pay Mr. Weiss 2.99 times Mr. Weiss' base salary in effect on the date of such Constructive Termination. If Mr. Weiss' employment is terminated either by Mr. Weiss' voluntary action or For Cause (as defined in the Employment Agreement), e4L will pay Mr. Weiss' base salary that has accrued as of the date of termination, in addition to any bonus owed and accrued vacation pay. In the event of a Change of Control (as defined in the Employment Agreement), and if either (i) the Change of Control results in the termination of Mr. Weiss' employment during the first 180 days after such Change of Control, or (ii) following a Change of Control, e4L or any successor to e4L fails to assume, in writing, all obligations of e4L to perform the Employment Agreement, e4L shall pay Mr. Weiss 2.99 times
Mr. Weiss' base salary in effect at the time of such Change of Control. In the event Mr. Weiss' employment is terminated as a result of a Change of Control or Constructive Termination, and the aggregate of all payments or benefits made or provided to Mr. Weiss under the Employment Agreement constitute a Parachute Payment (as defined by the Internal Revenue Code of 1986, as amended), e4L shall pay to Mr. Weiss an additional amount equal to 100% of the Excise Tax (as defined in the Employment Agreement) on the Parachute Payment.

    Pursuant to the Employment Agreement, e4L has agreed to indemnify Mr. Weiss to the maximum extent permitted by law and to pay Mr. Weiss' expenses (including legal fees) in respect of Mr. Weiss' right to indemnification under the Employment Agreement, subject to a later determination as to Mr. Weiss' ultimate right to receive such payment.

DANIEL M. YUKELSON, EXECUTIVE VICE PRESIDENT/FINANCE, CHIEF FINANCIAL OFFICER,
  AND SECRETARY.

    In addition to the compensation Mr. Yukelson received pursuant to the Consulting Agreement described above, Mr. Yukelson is currently compensated pursuant to an Employment Agreement entered into with e4L. On January 29, 1999, e4L entered into an Employment Agreement with Mr. Yukelson pursuant to which Mr. Yukelson serves as Executive Vice President/Finance, Chief Financial Officer and Secretary of e4L from March 1, 1999 through October 22, 2001 at an annual minimum base salary of $225,000. In addition to the base salary payable pursuant to the Employment Agreement, provided e4L is profitable on an EBITDA basis, Mr. Yukelson is entitled to receive a bonus in an amount to be determined by the Compensation Committee of the Board of Directors or the Board of Directors. Effective November 1, 1999, Mr. Yukelson reduced his base salary to $160,000 per annum. The Compensation Committee intends to grant options to Mr. Yukelson in consideration of his salary reduction.

    Mr. Yukelson is also entitled to participate in all group medical and dental, hospitalization, health and accident, group life, travel, disability or similar plans or programs of e4L, and 401(k) and stock purchase programs and any other programs that e4L provides to other executives of e4L Mr. Yukelson is also entitled to certain fringe benefits, including personal financial and legal counseling, not to exceed the sum of $10,000 annually, and an automobile allowance of $15,000 per annum. Pursuant to the Employment Agreement, Mr. Yukelson is eligible to participate in e4L's qualified and non-qualified stock option plan(s). To the extent that Mr. Yukelson is granted stock options, such stock options shall have an exercise price equal to the closing price of e4L's Common Stock on the date of grant, be exercisable for ten years, and vest on a schedule to be determined by the Compensation Committee of the Board of Directors or the Board of Directors, but in no event shall such vesting period be more than three years.

    In the event of a Constructive Termination of the Employment Agreement (as defined in the Employment Agreement), e4L will be required to pay Mr. Yukelson
2.99 times Mr. Yukelson's base salary in effect on the date of such Constructive Termination. If Mr. Yukelson's employment is terminated either by Mr. Yukelson's voluntary action or For Cause (as defined in the Employment Agreement), e4L will pay Mr. Yukelson's base salary that has accrued as of the date of termination, in addition to any bonus owed and accrued vacation pay. In the event of a Change of Control (as defined in the Employment Agreement), and if either (i.) the Change of Control results in the termination of Mr. Yukelson's employment during the first 180 days after such Change of Control, or (ii.) following a Change of Control, e4L or any successor to e4L fails to assume, in writing, all obligations of e4L to perform the Employment Agreement, e4L shall pay Mr. Yukelson 2.99 times Mr. Yukelson's base salary in effect at the time of such Change of Control. In the event Mr. Yukelson's employment is terminated as a result of a Change of Control or Constructive Termination, and the aggregate of all payments or benefits made or provided to Mr. Yukelson under the Employment Agreement constitute a Parachute Payment (as defined by the Internal Revenue Code of 1986, as amended), e4L shall pay to Mr. Yukelson an additional amount equal to 100% of the Excise Tax (as defined in the Employment Agreement) on the Parachute Payment.

    Pursuant to the Employment Agreement, e4L has agreed to indemnify
Mr. Yukelson to the maximum extent permitted by law and to pay Mr. Yukelson's expenses (including legal fees) in respect of Mr. Yukelson's right to indemnification under the Employment Agreement, subject to a later determination as to Mr. Yukelson's ultimate right to receive such payment.

STOCK OPTIONS GRANTED DURING FISCAL 1999

    The following table sets forth certain information concerning options to purchase Common Stock of e4L granted to the executive officers named in the Summary Compensation Table in the fiscal year ended March 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR
                                                   INDIVIDUAL GRANTS                      OPTION TERM (1)
                                    -----------------------------------------------   -----------------------
                                                 % OF TOTAL
                                    NUMBER OF     OPTIONS
                                    SECURITIES   GRANTED TO
                                    UNDERLYING   EMPLOYEES
                                     OPTIONS     IN FISCAL    EXERCISE   EXPIRATION
NAME                                 GRANTED        YEAR       PRICE        DATE          5%          10%
----                                ----------   ----------   --------   ----------   ----------   ----------
Stephen C. Lehman.................   125,000(2)     11.7%     $1.32/sh     8/11/03     $45,000      $101,250
Robert N. Verratti................        --          --            --          --          --            --
Eric R. Weiss.....................    62,500(2)      5.9%     $1.32/sh     8/11/03     $22,500      $ 50,625
John W. Kirby.....................        --          --            --          --          --            --
Daniel M. Yukelson................    25,000(2)      2.3%     $1.32/sh     8/11/03     $ 9,000      $ 20,250

------------------------

(1) The exercise price of each stock option was equal to the market price of the Common Stock on the date of grant. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment through the vesting period. The actual value to be reached by the option holder may be greater or less than the values estimated in this table.

(2) Options granted to TMC in connection with a consulting agreement between e4L and TMC.

    The following table sets forth certain information concerning the exercise in the fiscal year ended March 31, 1999 of options to purchase Common Stock of e4L by the executive officers named in the Summary Compensation Table and the unexercised options to purchase Common Stock of e4L held by such individuals at March 31, 1999. Year-end values are based upon the closing market price per share of e4L's Common Stock on March 31, 1999 of $8.375.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                  OPTIONS AT FY-END (#)           AT FY-END (#)(1)
                                    SHARES                     ---------------------------   ---------------------------
                                  ACQUIRED ON      VALUE
NAME                               EXERCISE     REALIZED (1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              -----------   ------------   -----------   -------------   -----------   -------------
Robert N. Verratti..............    450,000      $1,468,750      250,000           0          $906,250           0

------------------------

(1) Values are calculated by subtracting the exercise price from the fair market value as of the exercise date or fiscal year end, as appropriate. Values are reported before any taxes associated with exercise or subsequent sale of the underlying stock. The closing market price of e4L's Common Stock on March 31, 1999 was $8.375.

    The following table sets forth certain information concerning the repricing of options for the ten-year period ending on March 31, 1999.

                           10-YEAR OPTION REPRICINGS

                                                                                                          LENGTH OF
                                                                                                       ORIGINAL OPTION
                                       NUMBER OF       MARKET PRICE OF    EXERCISE PRICE               TERM REMAINING
                                       SECURITIES      STOCK AT TIME OF     AT TIME OF       NEW         AT DATE OF
                                       UNDERLYING        REPRICING OR      REPRICING OR    EXERCISE       REPRICING
NAME                       DATE     OPTIONS REPRICED      AMENDMENT         AMENDMENT       PRICE       OR AMENDMENT
----                     --------   ----------------   ----------------   --------------   --------   -----------------
Robert N. Verratti,
  Former Chief
  Executive Officer....  8/12/98        450,000            $4.75/sh          $4.75/sh      $2.00/sh   9 years, 159 days

COMPENSATION/STOCK OPTION COMMITTEE REPORT ON OPTION REPRICING FOR THE FISCAL YEAR ENDED MARCH 31, 1999

    At a meeting of the Board of Directors held on July 10, 1998 to approve the terms of the Transaction, the Board of Directors approved an agreement with Mr. Verratti, the then current Chief Executive Officer of e4L, pursuant to which Mr. Verratti agreed to waive the provision in his employment agreement which would have entitled Mr. Verratti to receive a cash payment in the amount of $600,000 upon consummation of the Transaction. In consideration of such waiver, along with Mr. Verratti's agreement to relinquish the position of Chief Executive Officer to Mr. Lehman pending consummation of the Transaction, and to terminate his employment with e4L upon consummation of the Transaction, options to purchase 450,000 shares of Common Stock at an exercise price of $4.75 per share were repriced to $2.00 per share. In addition, the exercise period of all of Mr. Verratti's 700,000 stock options was extended for one additional year to three years from the date of termination of Mr. Verratti's employment by e4L.

    The Board of Directors believed that the repricing of such stock options, in lieu of the cash payment described above, benefited e4L's stockholders in light of the financial position of e4L at the time of the Transaction. It is important to note that the undersigned members of e4L's current Compensation/Stock Option Committee of the Board of Directors did not participate in the negotiations and/or determinations made by e4L's prior Compensation Committee and Board of Directors with respect to Mr. Verratti.

    The Compensation Committee of e4L is comprised of the following members:

    David E. Salzman
    Andrew M. Schuon

                           COMPENSATION OF DIRECTORS

    Each Director who is not an employee of e4L is granted an equity retainer consisting of options to purchase 15,000 shares of e4L Common Stock pursuant to the 1991 Stock Option Plan upon such Directors' appointment or election to the Board of Directors. The options vest over a three year period, with 5,000 options vesting on the date of grant and 5,000 options vesting at the end of each of years two and three following such Director's appointment or election to the Board of Directors. Each of Messrs. Buchalter, Crawford, Salzman and Schuon were granted such options on October 23, 1998 at an exercise price of $3.47 per share, which approximated the closing price of e4L's Common Stock on such date. Mr. Crawford resigned from the Board of Directors effective November 22, 1999.

    In addition to the equity retainer, each Director receives $500 per meeting attended in person and $250 per committee meeting attended in person, such fees to be paid only in the event that e4L achieves pre-tax profits for two consecutive quarters. During the fiscal year ended March 31, 1999, e4L incurred expenses of approximately $129,000 for Directors' fees, all of which represents payments to non-employee Directors for expenses incurred prior to the Transaction.

               REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except in the event that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such statutes.

    e4L's executive compensation program is administered by the Compensation/Stock Option Committee, which is composed of two non-employee members of the e4L's Board of Directors: David E. Salzman and Andrew M. Schuon. The Compensation/Stock Option Committee reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plan, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

    Compensation determinations for executive officers that are subject to the provisions of Internal Revenue Code 162(m) are independently reviewed by the Compensation/Stock Option Committee.

    This report covers the compensation of the Chief Executive Officer and other executive officers for the year ended March 31, 1999, e4L's most recently completed fiscal year, as required under applicable rules of the Securities and Exchange Commission.

                       COMPENSATION PHILOSOPHY AND REVIEW

    Following the consummation of the investment transaction during fiscal year ending March 31, 1999, pursuant to which a new management team and Board of Directors assumed control of e4L, the Board of Directors constituted a Compensation/Stock Option Committee which formulated a philosophy for compensation of executive officers.

    The Company's compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for executive officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives and (ii) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the Company's Common Stock.

    In determining compensation levels for the fiscal year ended March 31, 1999, the Compensation/ Stock Option Committee relied upon publicly available compensation information and informal survey information obtained by management with respect to other direct marketing and Internet-related companies. The Compensation/Stock Option Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the index under the caption, "Performance Graph."

       ELEMENTS OF CHIEF EXECUTIVE OFFICER AND OTHER OFFICER COMPENSATION

    Mr. Verratti served as the Company's Chief Executive Officer from
April 1997 until August 1998. Mr. Verratti's compensation package and employment agreement are described above under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

    Effective August 11, 1998, in connection with the execution of the Stock Purchase Agreement pursuant to which an investor group led by Mr. Lehman acquired operational control of e4L, Mr. Lehman became Acting Chief Executive Officer of e4L. From August 11, 1998 until February 28, 1999, Mr. Lehman, together with Messrs. Weiss and Yukelson, were compensated pursuant to the terms of the Temporary Media Co., LLC Consulting Agreement described under "Employment Contracts,

Termination of Employment and Change-in-Control Arrangements." Effective at that time, Mr. Lehman entered into the Employment Agreement described under "Employment Contacts, Termination of Employment and Change-in-Control Arrangements.

    The Company's executive compensation consists primarily of salary, health insurance and similar perquisites, and stock option awards. The Company emphasizes the award of stock options and does not generally make use of cash incentive bonuses. The Compensation/Stock Option Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

    Officer Salaries. The Compensation/Stock Option Committee reviews each senior executive officer's salary annually. In determining the appropriate salary levels, the Compensation/Stock Option Committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments, and data on prevailing compensation levels in relevant markets for executive talent.

    The Compensation/Stock Option Committee did not increase the salary of any of its executive officers during the fiscal year ended March 31, 1999. Any future salary increase would be based upon, among other factors, the Compensation/Stock Option Committee's assessment of the executive officer with respect to the performance and increase in his or her responsibilities associated with the changes in the Company's business strategies. In reviewing executive officer performance, the Compensation/ Stock Option Committee also assesses the number of Company achievements, including positive trends in quarterly revenues and EBITDA, the completion of significant strategic projects, business alliances and relationships, and the ability to successfully recruit and hire other key employees.

    The Compensation/Stock Option Committee believes that the base salary levels of the executive officers, including Mr. Lehman, are at or below the median of base salary levels for comparable companies considered in the information reviewed by the Compensation/Stock Option Committee.

    Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and providing incentive to its executive officers and other employees. It is the Company's practice to set option exercise prices for officers at not less than 100% of the fair market value of the Common Stock on the date of grant. Accordingly, the value of the stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years. Options granted to executive officers generally provide that they are not exercisable until one year after the date of grant, at which time they become exercisable on the cumulative basis at a maximum annual rate of 25% of the total number of shares underlying the option grant. During the fiscal year ended March 31, 1999, Messrs. Lehman, Weiss and Yukelson received options pursuant to the consulting agreement between e4L and TMC. See "Stock Options Granted During Fiscal 1999."

    In determining the size of the stock option grant, the Compensation/Stock Option Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options. In addition, the Compensation/Stock Option Committee examines the level of equity incentives held by each officer relative to the other officers' equity positions and their tenure, responsibilities, experience, and value to the Company. As part of its compensation review during the fiscal year ending March 31, 1999, the Compensation/Stock Option Committee approved the grant of options to Anthony M. Vercillo for 75,000 shares of Common Stock.

    Because of the Company's potential additional growth that may result from acquisitions of other companies and businesses, the Board of Directors has approved an amendment to increase by an aggregate 500,000 shares, the number of shares of Common Stock that may be issued pursuant to the exercise of options granted under the Company's 1991 Stock Option Plan. The Company is seeking approval of this amendment by the stockholders at the Stockholders' Meeting. See "Proposal No. II, Amendment to the Company's 1991 Stock Option Plan."

                    POLICY ON DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders.

    The Compensation/Stock Option Committee does not presently expect total cash compensation payable for salaries to exceed the $1.0 million limit for any individual executive officer. Having considered the requirements of
Section 162(m), the Compensation/Stock Option Committee believes that stock option grants to date meet the requirement that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The Compensation/Stock Option Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total stockholder return of (i) the S&P SmallCap 600 Index, and (ii) an index of four companies in the Company's peer group (the "Peer Group Index"), assuming an investment of $100 on March 31, 1994 in each of the Common Stock of the Company, the companies comprising the S&P SmallCap 600 Index and the companies comprising the Peer Group Index. The companies in the Peer Group Index are Fingerhut Companies, Inc., Home Shopping Network, Inc., Hanover Direct, Inc. (formed September 1993 and formerly known as Horn & Hardart Company) and Lillian Vernon Corporation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
DOLLARS
YEARS ENDING
                         e4L INC  S&P SMALLCAP 600 INDEX  PEER GROUP
3/94                         100                     100         100
3/95                       93.94                  105.28       52.52
3/96                      200.00                  138.12       53.91
3/97                      103.03                  149.71       56.89
3/98                       30.30                  221.09      121.17
3/99                      101.52                  178.80      207.11

                                                                            CUMULATIVE TOTAL RETURN
                                                        ---------------------------------------------------------------
                                                          3/94       3/95       3/96       3/97       3/98       3/99
                                                        --------   --------   --------   --------   --------   --------
e4L, Inc..............................................    100        93.94     200.00     103.03      30.30     101.52
Peer Group............................................    100        52.52      53.91      56.89     121.17     207.11
S&P SmallCap 600......................................    100       105.28     138.12     149.71     221.09     178.80

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    Set forth below is a description concerning transactions which may not otherwise be described herein by and between e4L and/or its affiliates, and other persons or entities affiliated with e4L or its affiliates. e4L is of the view that each of such transactions was on terms no less favorable to e4L than would otherwise have been available to e4L in transactions with unaffiliated third parties, if available at all.

TMC CONSULTING AGREEMENT

    In connection with the transaction pursuant to which Mr. Lehman and his management group assumed operational control of e4L, e4L entered into the Consulting Agreement with TMC pursuant to which TMC provided executive management services to e4L through February 1999. Pursuant to the terms of the Consulting Agreement, Messrs. Lehman, Weiss and Yukelson provided at least an aggregate of 100 hours per week of management services to e4L. Mr. Lehman, Mr. Weiss (through an entity controlled by Mr. Weiss) and Mr. Yukelson were members of TMC during the period that such consulting services were rendered. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

BROADCAST.COM AGREEMENT

    On August 23, 1998, e4L entered into an exclusive services agreement with Broadcast.com pursuant to which Broadcast.com has agreed to provide complete Internet broadcasting services for e4L's direct response television programming. Pursuant to the terms of the service agreement, e4L is required to pay Broadcast.com (i) an advance fee of $250,000, (ii) a monthly fee of $41,666 for three months; (iii) a monthly fee of $83,333 for the remaining eighteen months of the agreement, and (iv) certain programming and encoding fees. Mark Cuban is the Chief Executive Officer of Broadcast.com and was also a member of the investor group which assumed operational control of e4L in October 1998 in connection with the Transaction. The agreement was ratified by the unanimous vote of the disinterested members of the Board of Directors.

IFMC, INC. CONSULTING AGREEMENT

    In August 1998, e4L entered into a consulting agreement with IFMC, Inc. ("IFMC") a consulting firm of which Anthony M. Vercillo, e4L's current Executive Vice President, Global Operations, is the sole shareholder. The consulting agreement was terminated in November 1998 in connection with the hiring of Mr. Vercillo by e4L, however, e4L utilized IFMC's services subsequent to termination of the agreement in March 1999. During fiscal year 1999, e4L paid an aggregate of $66,800 in fees to IFMC.

ALIGNE, INC. CONSULTING AGREEMENT

    Aligne, Inc., an information systems consulting firm which is affiliated with Safeguard Scientifics, Inc., provided information systems consulting services to e4L through November 1998. e4L paid an aggregate of $250,000 during the fiscal year ended March 31, 1999.

LEGAL SERVICES

    Stuart D. Buchalter is Of Counsel to the California law firm of Buchalter, Nemer, Fields and Younger, which from time to time provides legal services to e4L.

    William Goldstein, a Director of e4L during the fiscal year ended March 31, 1999, is a partner at the Philadelphia, Pennsylvania law firm of Drinker, Biddle & Reath, LLP, which provided legal services to e4L during the fiscal year ended March 31, 1999.

MANAGEMENT INDEBTEDNESS

    In March 1998, e4L entered into an employment agreement with John W. Kirby, pursuant to which Mr. Kirby served as the President of e4L until his resignation in November 1999. The terms of the agreement included the forgiveness of a loan, including accrued interest, in the amount of $191,186 and the issuance of a new $545,000 loan to Mr. Kirby. The new loan bears interest at a rate equal to the Prime rate plus 1 1/2% per annum and is due December 20, 1999. Such funds were used by Mr. Kirby for personal purposes. As of March 31, 1999, principal and accrued interest thereon of approximately $600,000 was outstanding under the note. As of December 9, 1999, principal and accrued interest thereon of approximately $655,000 was outstanding under the note. Such amount represents the largest aggregate amount of indebtedness outstanding since the issuance of the promissory note. Mr. Kirby also held an allowance from e4L in the amount of $18,000, bearing no interest, which was advanced to him for personal reasons in November 1995. Mr. Kirby also acts as surety for debt owing to e4L in principal and accrued interest of approximately $42,176 which was outstanding as of March 31, 1999.

                           OTHER STOCKHOLDER MATTERS

    STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS FOR THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder who intends to present a proposal for consideration at the Company's next annual meeting of stockholders intended to occur on or about August 31, 2000 must submit his proposal to the Company on or before May 2, 2000 in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

    Nominations for election to the Board of Directors at the Company's next annual meeting may be made only in writing by a stockholder entitled to vote at such annual meeting and must be addressed to the Corporate Secretary, e4L, Inc. 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before May 2, 2000, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

                                 OTHER BUSINESS

    The Board of Directors is not aware of any other matters that may be brought before the Stockholders' Meeting. If other matters not now known come before the Stockholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires e4L's directors, certain of its officers and persons who own more than ten percent (10%) of e4L's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and to furnish e4L with copies of these reports.

    Based on e4L's review of the copies of these reports received by it, and representations received from Reporting Persons, e4L believes that, all filings required to be made by the Reporting Persons for the period April 1, 1998 through March 31, 1999 were made on a timely basis.

                              INDEPENDENT AUDITORS

    Representatives of Ernst & Young LLP are expected to be present at the Stockholders' Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                         ANNUAL REPORT TO STOCKHOLDERS

    A copy of the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 1999 (the "Annual Report") which contains copies of the Company's audited financial statements is being sent to stockholders with this Proxy Statement. The Annual Report shall not be deemed proxy solicitation material.

                                                                         ANNEX A

                                   e4L, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN
   (AS LAST AMENDED EFFECTIVE JULY 15, 1999, SUBJECT TO STOCKHOLDER APPROVAL)

    The purpose of the Amended and Restated Stock Option Plan (the "Plan") of e4L, Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or a Subsidiary Corporation (as defined herein), (ii) non-employee members of the Company's Board of Directors (the "Board") and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company, to enable the Company to attract and retain them and to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

1.  ADMINISTRATION

    (a) The Plan shall be administered and interpreted by a committee of the Board (the "Committee") consisting of not less than two persons, all of whom shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor provisions and "outside directors" for purposes of Section 162(m) of the Code. The Committee shall have the sole authority to determine (i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below),
(iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan.

    (b) Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the Certificate of Incorporation or By-Laws of the Company, any agreement of stockholders or disinterested directors or otherwise.

2.  GRANTS

    Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in
Section 5(b) below), Restricted Stock Grants (as defined in Section 6 below) or SARs (as defined in Section 7 below) (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant (the "Grant Letter"). The

Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

3.  SHARES SUBJECT TO THE PLAN

    (a) The aggregate number of shares of the Common Stock, par value $.01 ("Common Stock"), of the Company that may be issued or transferred under the Plan is 7,865,000, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised (including shares cancelled as part of an exchange of Grants), or if any shares of restricted stock are forfeited, the shares subject to such Grant shall again be available for subsequent Grants under the Plan.

    (b) If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than
 .500 down, in each case to the nearest whole number.

4.  ELIGIBILITY FOR PARTICIPATION

    Officers and other employees of the Company or a Subsidiary Corporation, non-employee members of the Board, and independent contractors and consultants who perform services for the Company shall be eligible to participate in the Plan (hereinafter referred to individually as an "Eligible Participant", and collectively as the "Eligible Participants"). Only Eligible Participants who are officers or other employees of the Company or a Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options, Restricted Stock Grants and SARs. The Committee shall select from among the Eligible Participants those who will receive Grants (the "Grantees") and shall determine the number of shares of Common Stock subject to each Grant. The maximum number of shares of Common Stock for which any Grantee may be granted options under this Plan in any one taxable year of the Company shall not exceed 1,000,000 shares. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

5.  STOCK OPTIONS

    (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

    (b)  Type of Option and Option Price.

        (1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options") in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The option price per share of an

    Incentive Stock Option shall be the fair market value (as defined herein) of a share of Common Stock on the date of grant. If the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

        (2) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions.

           (A) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the Nasdaq National Market segment of The Nasdaq Stock Market), the fair market value shall be the mean between the last reported bid and asked prices of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices on the date in questions, then the mean between the last reported bid and asked prices on the next preceding date for which such quotations exist shall be determinative of fair market value. If the Common Stock is traded over-the-counter on the Nasdaq National Market segment of The Nasdaq Stock Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the National Association of Securities Dealers through such system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

           (B) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.

           (C) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that the value as determined pursuant to Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

    (c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as defined in Section 9 below).

    (d) Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, or upon the happening of the events or events, as determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of
Section 6(d) below shall be applicable to such shares, and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as defined in Section 9 below).

    (e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Committee, together with payment of the option price. Such notice may include instructions authorizing the Company to deliver the certificates representing the shares of Common Stock issuable upon the exercise of such Stock Option to any designated registered broker or dealer ("Designated Broker"). Such instructions shall designate the account into which the shares are to be deposited. The Grantee may tender such notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

    (f)  Termination of Employment, Disability or Death.

        (1) If a Grantee ceases to be an Eligible Participant for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period, except that in the case of an individual Grantee who is disabled within the meaning of section 105(d)(4) of the Code, such period shall be one year rather than three months (except as otherwise provided in the Grant Letter).

        (2) Except to the extent more liberal terms are set forth in a Grant Letter, in the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the option exercise period.

    (g) Satisfaction of Option Price. The Grantee shall pay the option price in full at the time of exercise in cash, or, with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price or a combination of cash and shares of Common Stock; provided, however, that in lieu of payment in full in such manner, a Grantee may with the approval of the Board in its sole discretion, be entitled to pay for the shares purchased upon exercise of the Stock Option by payment to the Company in cash or by certified or bank check a sum equal at least to the par value of the Common Stock, with the remainder of the purchase price satisfied by the issuance of an interest bearing promissory note or notes, in a form and having terms, including rate of interest, satisfactory to the Board in its sole discretion. The Grantee shall also pay the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

    (h) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

        (1) the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

        (2) the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee;

        (3) the aggregate fair market value of the Common Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000; and

        (4) unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under
    Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

6.  RESTRICTED STOCK GRANTS

    The Committee may issue shares of Common Stock to an Eligible Participant pursuant to an incentive or long range compensation plan, program or contract approved by the Committee (a "Restricted Stock Grant"). The following provisions are applicable to Restricted Stock Grants:

        (a) General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the "Restriction Period." All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except that upon a Change of Control of the Company, all restrictions on the transfer of the shares which have not been forfeited prior to such date shall immediately lapse. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

        (b) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

        (c) Requirement of Relationship with Company. If the Grantee's relationship with the Company (as an employee, non-employee member of the Board, independent contractor or consultant, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

        (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 8 below.

Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

7.  STOCK APPRECIATION RIGHTS

    (a) General Provisions. The Committee may grant stock appreciation rights ("SARs") to any Grantee in tandem with any Stock Option, for all or a portion of the applicable Stock Option, either at the time the Stock Option is granted or at any time thereafter while the Stock Option remains outstanding.

    (b) Number of SARs. The number of SARs granted to a Grantee which shall be exercisable during any given period of time shall not exceed the number of shares of Common Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period. Upon the exercise of a Stock Option, the SARs relating to the Common Stock covered by the Stock Option shall terminate. Upon the exercise of any SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Common Stock.

    (c) Settlement Amount. Upon a Grantee's exercise of some or all of the Grantee's SARs, the Grantee shall receive in settlement of such SARs an amount equal to the stock appreciation (as defined herein) for the number of SARs exercised, payable in cash, Common Stock or a combination thereof. The "stock appreciation" for an SAR is the difference between the option price specified for the related Stock Option and the fair market value of the underlying Common Stock on the date of exercise of the SAR.

    (d) Settlement Election. Upon the exercise of any SARs, the Grantee shall have the right to elect the portions of the settlement amount that the Grantee desires to receive in cash and shares of Common Stock, respectively. For purposes of calculating the number of shares of Common Stock to be received upon settlement, shares of Common Stock shall be valued at their fair market value on the date of exercise of the SARs. Notwithstanding the foregoing, the Committee shall have the right (i) to disapprove a Grantee's election to receive such settlement in whole or in part in cash, and to require that shares of Common Stock be delivered in lieu of cash or (ii) to require that settlement be made in cash if the Company does not or may not in the future have sufficient shares authorized for issuance. If shares of Common Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

    (e) Exercise. An SAR is exercisable only during the period when the Stock Option to which it is related is also exercisable. No SAR may be exercised, in whole or in part, by any person who is subject to Section 16 of the Exchange Act except in accordance with Rule 16b-3(e) under the Exchange Act.

8.  TRANSFERABILITY OF OPTIONS AND GRANTS

    Only a Grantee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant. No individual Grantee may transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

9.  CHANGE OF CONTROL OF THE COMPANY

    As used herein, a "Change of Control" shall be deemed to have taken place if: (i) any Person (including any individual, firm, corporation, partnership or other entity except the Company or any employee benefit plan of the Company or of any Affiliate or Associate (each as defined in Rule 12b-2 under the Exchange
Act), any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the beneficial owner in the aggregate of 20% or more of the Common Stock of the Company then outstanding, except that no "Change of Control" shall be deemed to occur during any period in which any such Person, and its Affiliates and Associates, are bound by the terms of a standstill agreement under which such parties have agreed not to acquire more than 30% of the Common Stock of the Company then outstanding or to solicit proxies; or (ii) during any 24 month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of at least 75% of the directors who were not directors at the beginning of such period was approved by a vote of at least 75% of the directors in office at the time of such election or nomination who were directors at the beginning of such period.

10.  CERTAIN CORPORATE CHANGES

    (a) Sale or Exchange of Assets, Dissolution or Liquidation or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

    (b) Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants written notice of such event. If such notice is given, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

11.  STOCKHOLDER APPROVAL

    This Plan is subject to and no Options shall be exercisable hereunder until after approval by holders of a majority of the shares of the stock of the Company present or represented by a proxy in a separate vote at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of the Plan by the Board. If the Plan, as herein amended, is not so approved by stockholders, the Plan as previously approved shall continue in effect.

12.  APPROVAL BY OUTSIDE DIRECTORS

    This Plan is subject to and no Options shall be exercisable hereunder until after approval by a compensation committee (the "Compensation Committee") of the Board of Directors which is comprised solely of two or more directors ("Outside Directors") who are (i) not presently employees of the Company (or related entities); (ii) not former employees still receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (iii) not officers of the Company (or related entities) at any time; and (iv) not currently receiving compensation for personal services in any capacity other than as a director.

13.  AMENDMENT AND TERMINATION OF THE PLAN

    (a) Amendment. The Board may amend or terminate the Plan at any time, subject to the following limitations:

        (1) the approval by the stockholders of the Company and approval by the Compensation Committee shall be required in respect of any amendment that
    (A) materially increases the benefits accruing to Eligible Participants under the Plan, (B) increases the aggregate number of shares of Common Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b) above), (C) increases the maximum number of shares of Common Stock for which any Grantee may be granted options under this Plan; (D) materially modifies the requirements as to eligibility for participation in the Plan; or (E) modifies the provisions for determining the fair market value of a share of Common Stock; and

        (2) the Board shall not amend the Plan if such amendment would cause the Plan, any Grant or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act, or if such amendment would cause the Plan or the Grant or exercise of an Incentive Stock Option to fail to comply with the requirements of Section 422 of the Code including, without limitation, a reduction of the option price set forth in Section 5(b) above or an extension of the period during which an Incentive Stock Option may be exercised as set forth in Section 5(c) above.

    (b) Termination of Plan. The Plan shall terminate on the tenth anniversary of its effective date (as set forth in Section 20 below) unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders.

    (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 21(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

    (d) Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of benefits from Grants made to participants employed in such countries and to meet the objectives of the Plan.

14.  FUNDING OF THE PLAN

    The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15.  RIGHTS OF ELIGIBLE PARTICIPANTS

    Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, non-employee member of the Board, independent contractor, consultant or otherwise.

16.  WITHHOLDING OF TAXES

    The Company shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such Grants paid in cash. In the case of Grants paid in Common Stock, the Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option or SAR or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's compliance with the requirements of this section to the satisfaction of the Committee.

17.  AGREEMENTS WITH GRANTEES

    Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

18.  REQUIREMENTS FOR ISSUANCE OF SHARES

    No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option, Restricted Stock Grant or SAR on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

19.  HEADINGS

    The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

20.  EFFECTIVE DATES

    (a) Effective Date of the Plan. The Plan shall be effective as of July 15, 1999, subject to the approval of the Company's stockholders within 12 months after such effective date.

    (b) Effectiveness of Section 16 Provisions. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act shall be effective, if at all, upon the registration of the Common Stock under the Exchange Act, and shall remain in effect thereafter for so long as the Common Stock is registered under the Exchange Act.

21.  MISCELLANEOUS

    (a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or a Subsidiary Corporation and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

    (b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan shall comply with all applicable conditions of Rule 16b-3 or any successor provisions under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The

Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

    (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Common Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

                                    e4L, INC.

                               COMMON STOCK PROXY

           This Proxy is solicited on behalf of the Board of Directors

     I hereby constitute and appoint Daniel M. Yukelson and Bruce M. Goodman, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Meeting of Stockholders of e4L, Inc. to be held on January 20, 2000 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting. This Proxy also delegated discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

     Please mark, sign, date and return the Proxy Card promptly.
                     [Reverse Side]

1.   Proposal I, Election of Directors

                                                         To withhold authority to vote for any
FOR all nominees listed (except         WITHHOLD       individual nominee, strike a line through
as indicated to the contrary below)     AUTHORITY          the nominee's name listed below:

           / /                            / /

   Stuart D. Buchalter                                 Andrew M. Schuon

   Stephen C. Lehman                                   Eric R. Weiss

   David E. Salzman

2. Proposal II, to approve an amendment to the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock available for awards by 500,000 shares.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /


3. Proposal III, to ratify the Board of Directors' appointment of Ernst & Young LLP, independent auditors, as auditors for the Company for the fiscal year ending March 31, 2000.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /

                                   The undersigned hereby revokes all previous
                              proxies for the Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of e4L, Inc.


                               Date:________________________________, ________

                               _______________________________________________

                               _______________________________________________

                               By:____________________________________________


                               NOTE: Please sign this proxy exactly as name(s)
                            appear in address. When signing as attorney-in-fact,
                               executor, administrator, trustee or guardian,
                                       please add your title as such.

                                    e4L, INC.

                   SERIES B CONVERTIBLE PREFERRED STOCK PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

    I hereby constitute and appoint Daniel M. Yukelson and Bruce M. Goodman, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Series B Convertible Preferred Stock held of record by me at the Meeting of Stockholders of e4L, Inc. to be held on January 20, 2000 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting. This Proxy delegates discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

    Please mark, sign, date and return the Proxy Card promptly.
                    [Reverse Side]

1. Proposal II, to approve an amendment to the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock available for awards by 500,000 shares.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /

2. Proposal III, to ratify the Board of Directors' appointment of Ernst & Young LLP, independent auditors, as auditors for the Company for the fiscal year ending March 31, 2000.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /

                                   The undersigned hereby revokes all previous
                              proxies for the Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of e4L, Inc.


                               Date:________________________________, ________

                               _______________________________________________

                               _______________________________________________

                               By:____________________________________________


                               NOTE: Please sign this proxy exactly as name(s)
                            appear in address. When signing as attorney-in-fact,
                               executor, administrator, trustee or guardian,
                                       please add your title as such.

                                    e4L, INC.

                   SERIES E CONVERTIBLE PREFERRED STOCK PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

    I hereby constitute and appoint Daniel M. Yukelson and Bruce M. Goodman, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Series E Convertible Preferred Stock held of record by me at the Meeting of Stockholders of e4L, Inc. to be held on January 20, 2000 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting. This Proxy delegates discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

    Please mark, sign, date and return the Proxy Card promptly.
                    [Reverse Side]

1.  Proposal I, Election of Directors

                                                         To withhold authority to vote for any
FOR all nominees listed (except         WITHHOLD       individual nominee, strike a line through
as indicated to the contrary below)     AUTHORITY          the nominee's name listed below:

           / /                            / /

   Stuart D. Buchalter                                 Andrew M. Schuon

   Stephen C. Lehman                                   Eric R. Weiss

   David E. Salzman



2. Proposal II, to approve an amendment to the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock available for awards by 500,000 shares.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /


3. Proposal III, to ratify the Board of Directors' appointment of Ernst & Young LLP, independent auditors, as auditors for the Company for the fiscal year ending March 31, 2000.

    FOR                               AGAINST                        ABSTAIN

    / /                                 / /                            / /

                                   The undersigned hereby revokes all previous
                              proxies for the Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of e4L, Inc.


                               Date:________________________________, ________

                               _______________________________________________

                               _______________________________________________

                               By:____________________________________________


                               NOTE: Please sign this proxy exactly as name(s)
                            appear in address. When signing as attorney-in-fact,
                               executor, administrator, trustee or guardian,
                                       please add your title as such.